ECONOMIC CONTEXT WHERE THE GROUP OPERATES	3 Months Ended
Mar. 31, 2025
Disclosure of economic context [Abstract]
ECONOMIC CONTEXT WHERE THE GROUP OPERATES

NOTE 37. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both internationally and nationally.
Regarding the international sphere,the beginning of 2025 was characterized by increased volatility in international markets due to trade conflicts triggered by the tariffs announced by Donald Trump. However, the settlement of various trade agreements reduced volatility and benefited global stock markets in the last month. Specifically, while the tariffs imposed on Canada and Mexico were set at 25%, for the rest of the countries they were set at 10% for 90 days, with the exception of China, which was set at 30% for the same period. Although the final effect of these measures on the disinflation and economic activity scenario is unknown, the Federal Reserve kept the reference rate unchanged at its May meeting. Investors currently expect the announcement of a rate cut to be made at the September meeting. Regarding the markets, trade agreements have benefited equity, with the S&P and Nasdaq advancing 1.7% and 3.3% respectively so far this year.
At the local level, in 2024, the Gross Domestic Product exhibited an average annual decline of 1.7% compared to 2023. The decline was explained by investment (-17.8%), private consumption (-4.2%), and public consumption (-3.2%). Exports, on the other hand, grew by 23.2%. In seasonally adjusted terms, in the fourth quarter of 2024, the Gross Domestic Product grew 1.4% compared to the previous quarter. Additionally, according to data from the Monthly Estimator of Economic Activity, March 2025 would have seen a decline of 1.8% compared to the previous month.
After closing 2023 with monthly inflation of 25.5% in December, price dynamics have shown a sustained slowdown throughout 2024, ending the year with a monthly variation of 2.7% in December. In year-on-year terms, inflation in 2024 closed at 117.8%. In April 2025, monthly inflation stood at 2.8%, while year-on-year inflation fell to 47.3%.
The exchange rate maintained its 2% monthly crawl throughout 2024, although the Central Bank moderated the rate of variation to 1% monthly as of February 1, 2025. On Friday, April 11, 2025, the Central Bank implemented a system of exchange rate bands, within which the exchange rate may fluctuate freely. These limits start at Ps.1,000 and Ps.1,400 and will be adjusted monthly at a rate of -1% for the lower band and +1% for the upper band. As of June 3, 2025, the exchange rate stood at Ps.1,184.00.
At the same time, exchange restrictions for individuals were eliminated, dividend transfers abroad were enabled for balance sheets beginning in 2025, and import payments were made more flexible, favoring trade and investment. Likewise, the commercial exchange rate was unified, and progress was made in simplifying access to the foreign exchange market.
These measures are complemented by strong external support, including a new EFF agreement with the IMF for US$20 billion, of which US$15 billion would be disbursed throughout 2025, and additional lines of credit with multilateral organizations and international banks for US$6.1 billion.
In 2024, the current account balance of the Foreign Exchange Balance amounted to US$1.695 billion, while the capital and financial account balance totaled US$4.398 billion over the same period.
During 2024, International Reserves increased by US$ 6.567 billion, a result explained by foreign currency purchases from the private sector. These purchases totaled US$18.71 billion during the aforementioned period. As of June 3, 2025, International Reserves stood at US$37.768 billion, an increase of US$8.128 billion compared to the previous year-end. This increase includes the first disbursement of the new agreement with the International Monetary Fund, amounting to approximately US$12 billion.
As of December 30, 2024, private sector dollar deposits amounted to US$31.442 billion, an increase of US$15.639 billion compared to the end of 2023, partly explained by Stage 1 of the asset regularization process, carried out between mid-August and early November. As of May 30, 2025, the balance of private sector deposits in foreign currency totaled US$30.618 billion, a decrease of US$1.05 billion compared to the end of last year.
For its part, dollar credit to the private sector stood at US$10.829 billion at the end of December 2024, an increase of US$7.419 billion during the aforementioned period. According to the latest available data, the balance of dollar credit to the private sector was US$15.733 billion, an increase of US$4.904 billion compared to the end of 2024.
The monetary authority carried out successive reductions in the reference interest rate throughout 2024 and continues to reduce the rate throughout 2025. Specifically, the reference interest rate was reduced from 100% at the beginning of 2024 to 32% as of December 6. An additional reduction was made on January 31, 2025, and the yield on the Fiscal Liquidity Bills fell to 29%.
Since early October 2024, the monetary authority has begun publishing a new interest rate for fixed-term deposits of Ps.1 billion or more, with a maturity of 30 to 35 days, called the Argentine Wholesale Rate (TAMAR). As of June 2, the TAMAR stood at 34.3%.
During 2024, the Non-Financial Public Sector posted a primary surplus of Ps.10,405,810 million (equivalent to 1.8% of GDP). This result, net of interest payments, resulted in a positive financial result of Ps.1,764,786 million (0.3% of GDP). This was explained by a 27.5% year-over-year drop in real spending, which outweighed the real decline in revenues (-4.9% year-over-year).
In April 2025, the accumulated primary income recorded a surplus of Ps.5,203,069 million (0.6% of GDP), while the accumulated financial income was positive by Ps.1,881,730 million (0.2% of GDP).
At the end of January, the Government announced that a temporary reduction in export duties on the main agricultural products (soybeans, soybean derivatives, wheat, barley, sorghum, corn, and sunflowers) would apply from January 27 to June 30, 2025. Additionally, withholding taxes were permanently eliminated for regional economies.
The context of volatility and uncertainty continues at the date of issuance of these Consolidated Condensed Interim Financial Statements.
The Group's Directors permanently monitor the evolution of the variables that affect their business, to define their course of action and identify the potential impacts on their financial position. These consolidated financial statements must be read in the light of these circumstances.